UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

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☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to Section 240.14a-12

CYPRESS SEMICONDUCTOR CORPORATION

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote ***

IMPORTANT NOTICE Regarding the Availability of Proxy Materials

CYPRESS SEMICONDUCTOR

CORPORATION

Meeting Information

Meeting Type: Annual Meeting of Stockholders

For holders as of: March 24, 2009

Date: May 22, 2009

Time:10:00 a.m. PT

Location: 198 Champion court

San Jose, California 95134

You are receiving this communication because you hold

shares in Cypress Semiconductor Corporation.

This is not a ballot. You cannot use this notice to vote

these shares. This communication presents only an

overview of the more complete proxy materials that are

available to you on the Internet. You may view the proxy

materials online at www.proxyvote.com or easily request

a paper copy (see reverse side).

We encourage you to access and review all of the

important information contained in the proxy materials

before voting.

See the reverse side of this notice to obtain

proxy materials and voting instructions.

CYPRESS SEMICONDUCTOR CORPORATION

198 CHAMPION COURT

SAN JOSE, CA 95134

CYPRESS

PERFORM

M12144

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT, ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the 12-Digit Control Number available (located on the following page) and visit: www.proxyvote.com.

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How To Vote

Please Choose One of the Following Voting Methods

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Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the 12-Digit Control Number available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

M12145

Voting Items

01) T.J. RODGERS

02) W. STEVE ALBRECHT

03) ERIC A. BENHAMOU

04) LLOYD CARNEY

The Board of Directors recommends you vote

“FOR” all nominees listed below and “FOR”

Proposals 2 and 3.

1. Election of Directors

Nominees:

05) JAMES R. LONG

06) J. DANIEL MCCRANIE

07) EVERT VAN DE VEN

3. The approval of a 1994 Stock Plan amendment to provide stock option exchange flexibility; and

2. The ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year 2009.

In their discretion, on such other business as may properly come before the Annual Meeting.

M12146